Exhibit 21

                         SUBSIDIARIES OF THE REGISTRANT
                             AS OF FEBRUARY 1, 2003

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Name                                               Jurisdiction of Incorporation
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ABG Corp.                                                   Nevada
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Babiesrus.com, LLC                                          Delaware
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Definitive Solutions Company, Inc.                          Delaware
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Geoffrey, Inc.                                              Delaware
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Geoffrey International, LLC                                 Delaware
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Kids "R" Us, Inc.                                           New Jersey
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MLK, Inc.                                                   Missouri
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MMT, Inc.                                                   Utah
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MPM Development, Inc.                                       Missouri
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Toys "R" Us - Belgium, Inc.                                 Delaware
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Toysrus.com, Inc.                                           Delaware
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Toysrus.com, LLC                                            Delaware
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Toys "R" Us - Delaware, Inc.                                Delaware
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Toys "R" Us - Mass., Inc.                                   Massachusetts
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Toys "R" Us - NY LLC                                        New York
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Toys "R" Us - Ohio, Inc.                                    Delaware
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Toys "R" Us - Penn., Inc.                                   Pennsylvania
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Toys "R" Us - Service, Inc.                                 Delaware
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Toys "R" Us - Texas LLC                                     Delaware
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Toys "R" Us - Value, Inc.                                   Arkansas
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TRU Belgium Holdings II, Inc.                               Delaware
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TRU Data Services, Inc.                                     Delaware
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TRU Foreign Sales Corporation                               California
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TRU Gulf Services, Inc.                                     Delaware
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TRU, Inc.                                                   Delaware
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TRU Investments, Inc.                                       Delaware
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TRU - LSM Redevelopment Corporation                         Missouri
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TRU Netherlands Holdings I, Inc.                            Delaware
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TRU Netherlands Holdings II, Inc.                           Delaware
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TRU Penn. Properties Holdings, Inc.                         Delaware
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TRU Penn. Properties Trust                                  Pennsylvania
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TRU of Puerto Rico, Inc.                                    Puerto Rico
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TRU (Vermont), Inc.                                         Vermont
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Babies "R" Us Pty. Ltd.                                     Australia
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Toys "R" Us (Australia) Pty. Ltd.                           Australia
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Toys "R" Us (Wholesale) Pty. Ltd.                           Australia
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TRU (Aust) Superannuation Pty. Ltd.                         Australia
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

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Name                                               Jurisdiction of Incorporation
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Toys "R" Us Handelsgesellschaft m.b.H.                      Austria
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Toys "R" Us - Belgium, SCA                                  Belgium
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G.G. Realty Corp., Ltd.                                     Canada
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Toys "R" Us (Canada) Ltd.                                   Canada
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Toys "R" Us S.A.R.L.                                        France
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Toys "R" Us GmbH                                            Germany
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Toys "R" Us Logistik GmbH                                   Germany
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Toys "R" Us Operations GmbH                                 Germany
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Pacific Playthings, Limited                                 Hong Kong
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TRU (HK) Limited                                            Hong Kong
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IOCA Limited                                                Ireland
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Toysrus.com (Japan), Ltd.                                   Japan
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Y.K. Babiesrus Internet Japan                               Japan
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Y.K. Toysrus Internet Japan                                 Japan
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Sumus Nos Limited                                           Mauritius
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Toys "R" Us (Mexico), S.A. de C.V.                          Mexico
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Toys "R" Us (Netherlands), B.V.                             Netherlands
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TRU (Netherlands) Investments B.V.                          Netherlands
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Toys "R" Us Portugal, Limitada                              Portugal
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Toys R Us, Iberia, S.A.                                     Spain
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Toys "R" Us Aktiebolag                                      Sweden
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Toys R Us AG                                                Switzerland
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Kids "R" Us Limited                                         United Kingdom
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Toys "R" Us Holdings PLC                                    United Kingdom
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Toys 'R' Us Holdings (UK) Limited                           United Kingdom
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Toys "R" Us (IFSC) Unlimited                                United Kingdom
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Toys "R" Us Limited                                         United Kingdom
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Toys "R" Us Properties Limited                              United Kingdom
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Trusel Limited                                              United Kingdom
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TruToys (UK) Limited                                        United Kingdom
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